SUNAMERICA FOCUSED SERIES, INC.
                               (the "Portfolios")

                          Supplement to the Prospectus
                            dated February 27, 2005

Legal Proceedings

         On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Portfolios. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

         AIG is the indirect parent company and an affiliated person of the AIG SunAmerica Asset Management Corp. ("Adviser") and AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Adviser, the Distributor or their respective officers and directors nor the Portfolios have been named in the complaint, and the complaint does not seek any penalties against them.

         In the Adviser's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Adviser or the Distributor, or to their ability to provide their respective services to the Portfolios. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then the Adviser and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the Portfolios. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

Date: June 14, 2005